STEIN ROE INSTITUTIONAL CLIENT HIGH YIELD FUND
                         Supplement to Prospectus dated
                                November 1, 2000

The information under "The Fund's Management - Portfolio Manager," is revised to read as follows:

Jeffrey M. Martin has been co-manager of the High Yield Portfolio since December 2000 and has been affiliated with the Portfolio or the Fund as an analyst or associate portfolio manager since 1996. Mr. Martin joined Stein Roe in 1993 and is a vice president and senior analyst. He received his B.S. degree from St. John's University and his M.B.A. degree from the State University of New York at Albany.


S19-36/866F-0401                                                  April 25, 2001